Dear Fellow Shareholders:

Performance Review: Despite periodic stock market volatility, your Fund has had a three-year cumulative total return (market price change plus income) through the quarter ended March 31, 2004 of 37.2%. In comparison, the S&P Utilities Index had a total return of -30.4%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -20.1%.

We are also pleased to report that your Fund had a total return of 6.0% for the quarter ended March 31, 2004. In comparison, the S&P Utilities Index had a total return of 5.2%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, had a total return of 4.7%.

During the first quarter of 2004, your Fund paid three monthly 6.5 cent per share dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 6.84% common stock dividend yield based on the March 31, 2004 closing price of $11.40. This compares favorably with the quarter-end yields of 3.52% on the Dow Jones Utility Index and 3.66% on the S&P Utilities Index.

Annual Shareholders' Meeting: The annual meeting of shareholders was held on April 20, 2004 in Naples, Florida. Nathan Partain, the Fund's President and Chief Executive Officer, addressed shareholders in regard to the investment environment and outlook. The following excerpts reflect and reinforce the views of the analytical staff presented to the Board in February and reported to you in the annual shareholder report.

The year 2003 presented geopolitical challenges for America, but the economy and equity markets have finally begun to recover appreciably from a multi-year cycle of recession and stagnation. Despite the solid economic rebound, employment has lagged prior recoveries. Productivity gains have been significant and conservative corporate managements have been hesitant to add to payrolls without firm conviction of an enduring expansion. The year also was marked by continuing investigations into financial improprieties committed by corporate executives and improper trading practices by some mutual fund companies.

Regardless of stock market conditions, the Fund's investment management team continues its basic fundamental analysis to identify the most appropriate investments to meet your Fund's objectives.

Utilities continue to adapt to the stringent credit conditions that developed in 2002, largely as a result of the Enron debacle. In general, utility companies have shed non-core investments and devoted their energies to their basic bread-and-butter businesses, resulting in a renewed focus on liquidity, cash flow, balance sheet strength, dividends and dividend growth, and expense control.

For the electric industry, 2003 was the first year since 1999 that news was not dominated by negative headlines. The industry has endured the California energy crisis, some scandals in energy marketing and trading, and investigations into accounting irregularities. The path to the industry's recovery has been paved with the shift to "back to basics" strategies--as companies return to their core regulated utility businesses. Non-core operations, such as merchant generating plants, international investments, marketing and trading activities, and telecom ventures have been shut down, sold, or otherwise disposed of. We expect that state agencies and regional issues will once again play a dominant role in utility regulation.

One of the biggest disappointments of last year was the failure of Congress to pass the Energy Bill. The electric component of the bill contained some positive measures that would have spurred needed investment in the nation's transmission system and improved its reliability. The August 14, 2003, blackout highlighted the need for such investment. Given that 2004 is an election year, we think it is unlikely that there will be passage of a bill containing comprehensive energy legislation. Nonetheless, we expect to see an increased focus on electric reliability issues by the Federal Energy Regulatory Commission and by state regulatory agencies.

Electric companies have long been among the highest dividend-paying companies in the S&P 500. The newly-reduced tax rate on dividends, coupled with utility "back to basics" strategies, have resulted in renewed emphasis on dividend payouts by electric company managements. We view this trend as good for the sector and good for your Fund. Our electric holdings are weighted toward those companies that are committed to dividend payments and dividend growth.

When we think of gas, the first thing that comes to mind is "premium prices." Gasoline prices are certainly getting a lot of attention from consumers and lawmakers, but natural gas prices are also dominant in energy headlines. Oil prices tend to be higher when there is geopolitical uncertainty, and doubts about the ability of natural gas supply to meet growing demand has raised consumer concerns about future prices.

Over the longer-term, we expect new supply sources to develop--such as expanded liquefied natural gas facilities. The derailed energy bill also included provisions addressing increased supplies of natural gas. Nevertheless, new sources typically take years to significantly increase total supply. In the meantime, we expect prices to experience continued volatility, as production from existing wells wanes and additional supply is more difficult and expensive to come by.

A number of natural gas pipeline companies that had impaired their financial strength in 2001 and 2002 as a result of their unsuccessful efforts to become national energy merchants refocused on their basic businesses in 2003 and enjoyed significant stock price rebounds. Many of them are still very high risk, despite their refocus on core businesses, and have not regained the earnings potential they had before they ventured away from their core competencies. Moreover, they pay little or no dividends, so owning their equity is not consistent with the income objective of your Fund. Rather, your Fund continues to emphasize low-risk companies with stable growth rates that we believe will be able to maintain or grow their dividends annually.

Like the electric and gas sectors, the telecommunications sector has suffered through a rough patch for the past few years, but 2003 offered a measure of stability. Balance sheet problems caused by heavy investment in new technologies have been largely resolved, leading to increased returns to shareholders in the form of dividends and share buybacks. In addition, operating fundamentals in the local wireline sector are showing stabilization.

The wireless sector of the telecommunications industry is undergoing its own transition. Last year was a banner year for subscriber growth and market penetration, and we expect growth to continue in 2004. Consolidation, which has long been expected, finally arrived in 2004, with Cingular's announced acquisition of AT&T Wireless. We believe that the sector should benefit from a reduction in the number of competitors.

Clearly, the telecommunications industry continues to experience a major transformation. Regulation, industry structure, competitive threats, both new and old, and the lack of a recovery in telecom demand will make this year yet another year of transition for the industry. We remain confident in our holdings of financially strong incumbent local telecommunications companies and are encouraged by their managements' actions to return value to shareholders in the form of increased dividends.

2003 was the 10/th/ year that stocks of Real Estate Investment Trusts--REITs--were included in the Fund's portfolio, and these holdings continued to be a bright spot. REIT yields are currently among the highest in the stock market. For the last ten years, more than 60% of the return from the NAREIT Equity Index has been generated from income. We believe this trend will continue in the future.

REITs also provide an opportunity to diversify the Fund's portfolio and reduce risk. Studies published by Ibbotson Associates indicate that REITs can provide meaningful diversification benefits in portfolios. Our REIT holdings are weighted to reflect the stronger property types. We continue to like the attributes REITs bring to the Fund's portfolio.

Again, we want to emphasize that our management team's investment philosophy remains consistent regardless of market conditions, investigative trends, industry evolution, what have you. Our goal is to employ sound fundamental research to identify the best investments to achieve our primary objectives --current income and growth in current income--for you, our shareholders.

We appreciate your support and investment in the DNP Select Income Fund Inc.

Also at the meeting, the Chairman of the Board expressed his appreciation to the two retiring directors, Gordon B. Davidson and Franklin A. Cole, for many years of outstanding service to the Fund. Mr. Davidson had served as a director of the Fund since 1989 and was Chairman of the nominating committee. Mr. Cole also had served as a director since 1989 and was a Member of the executive committee and Chairman of the contracts committee.

Shareholders elected the three nominees for director. Two of the three, Robert
J. Genetski and Francis E. Jeffries, are continuing their service to the Fund. The third director, Stewart E. Conner, is new to the Board. Mr. Conner is a partner in the Louisville, Kentucky law firm, Wyatt Tarrant & Combs LLP, and he also serves as Director of the Hilliard Lyons Growth Fund, Inc.

Board of Directors Meeting: At the February 2004 Board of Directors' meeting, the Board declared the following monthly dividends:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                          6.5......   June 30    July 12
                          6.5......   July 30    August 10

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York.

Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.


             /s/ Claire V. Hansen       /s/ Nathan I. Partain
             Claire V. Hansen, CFA      Nathan I. Partain, CFA
             Chairman                   President and Chief
                                        Executive Officer

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                MARCH 31, 2004

COMMON STOCKS--86.3%

                                                                   Market
                                                                   Value
    Shares      Company                                           (Note 1)
    ---------   -------                                         ------------

                [_] ELECTRIC--49.0%
    1,501,000   Ameren Corp.................................... $ 69,181,090
      800,000   Cinergy Corp...................................   32,712,000
      500,000   Consolidated Edison, Inc.......................   22,050,000
      796,000   Dominion Resources Inc.........................   51,182,800
    1,000,000   DTE Energy Co..................................   41,150,000
      409,000   Duquesne Light Holdings Inc....................    7,975,500
    1,100,000   Energy East Corp...............................   27,896,000
    1,000,000   Exelon Corp....................................   68,870,000
    2,000,000   FirstEnergy Corp...............................   78,160,000
      600,000   FPL Group Inc..................................   40,110,000
    1,080,000   Iberdrola S.A. (Spain).........................   22,297,048
      215,000   National Grid Transco PLC ADR..................    8,649,450
      770,000   National Grid Transco PLC (United Kingdom).....    6,085,167
    1,318,600   NSTAR..........................................   66,879,392
      700,000   Pinnacle West Capital Corp.....................   27,545,000
    1,375,000   Progress Energy Inc............................   64,735,000
    1,000,000   Public Service Enterprise Group Inc............   46,980,000
    1,000,000   Scottish & Southern Energy ADR.................   12,635,310
      850,000   Scottish & Southern Energy PLC (United Kingdom)   10,740,016
      368,700   Scottish Power PLC ADR.........................   10,456,332
    2,300,000   Southern Co....................................   70,150,000
    1,500,000   Vectren Corp...................................   37,005,000
      581,000   WPS Resources Corp.............................   27,771,800
    1,999,304   Xcel Energy Inc................................   35,607,604
                                                                ------------
                                                                 886,824,509

                [_] GAS--7.5%
      926,000   AGL Resources Inc..............................   26,872,520
    1,000,000   Keyspan Corp...................................   38,220,000
      900,000   Peoples Energy Corp............................   40,185,000
    1,000,000   WGL Holdings Inc...............................   30,100,000
                                                                ------------
                                                                 135,377,520

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                             Market
                                                             Value
         Shares      Company                                (Note 1)
         ---------   -------                              ------------

                     [_] TELECOMMUNICATION--16.2%
         1,000,000   Alltel Corp......................... $ 49,890,000
         1,100,000   BCE Inc.............................   23,133,000
         1,730,000   BellSouth Corp......................   47,903,700
         1,250,000   Chunghwa Telecom Co. Ltd............   22,137,500
         1,642,230   SBC Communications, Inc.............   40,300,324
           500,000   TDC A S ADS.........................    9,200,000
           856,250   Telecom Corp of New Zealand Ltd. ADR   26,774,938
         1,068,400   Telstra Corp. Ltd. ADR..............   18,686,316
         1,519,000   Verizon Communications Inc..........   55,504,260
                                                          ------------
                                                           293,530,038

                     [_] NON-UTILITY--13.6%
            39,000   Alexandria Real Estate Equities Inc.    2,457,000
           181,960   Archstone Smith Trust...............    5,369,639
            73,000   Arden Realty Inc....................    2,360,090
           241,300   Boston Properties Inc...............   13,105,003
            85,200   Camden Property Trust...............    3,829,740
           118,100   CBL & Associates Properties Inc.....    7,244,254
           179,816   Centerpoint Properties Corp.........   14,834,820
           255,000   Chelsea Property Group Inc..........   16,049,700
           163,479   Corporate Office Properties Trust...    4,086,975
           320,300   Developers Diversified Realty Corp..   12,940,120
           160,000   Duke Realty Corp....................    5,555,200
            80,000   Equity Office Properties Trust......    2,311,200
           150,000   Equity Residential Properties Trust.    4,477,500
            59,000   Essex Property Trust Inc............    3,864,500
           600,600   General Growth Properties Inc.......   21,111,090
           107,200   Health Care Property Investors Inc..    3,033,760
            70,000   Health Care REIT Inc................    2,842,000
           102,344   Healthcare Realty Trust Inc.........    4,370,089
            80,000   Home Properties of New York Inc.....    3,260,000
            76,000   Hospitality Properties Trust........    3,526,400
           193,939   iStar Financial Inc.................    8,203,620
           100,000   Keystone Property Trust.............    2,431,000

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                                 Market
                                                                 Value
     Shares      Company                                        (Note 1)
     ---------   -------                                     --------------
        62,001   Kimco Realty Corp.......................... $    3,160,811
       200,200   The Macerich Co............................     10,790,780
       146,460   Maguire Properties Inc.....................      3,749,376
       188,390   Pan Pacific Retail Properties Inc..........      9,815,119
       291,480   ProLogis...................................     10,455,388
        50,000   Realty Income Corp.........................      2,232,500
        60,499   Shurgard Storage Centers Inc. Class A......      2,413,910
       281,736   Simon Property Group Inc...................     16,464,652
       205,800   S.L. Green Realty Corp.....................      9,816,660
       278,240   United Dominion Realty Trust Inc...........      5,459,069
       252,000   Vornado Realty Trust.......................     15,240,960
       253,071   Weingarten Realty Investors................      8,756,256
                                                             --------------
                                                                245,619,181
                                                             --------------
                 Total Common Stocks (Cost--$1,367,136,146).  1,561,351,248
                                                             --------------

     PREFERRED STOCKS--16.5%

                 [_] UTILITY--16.5%
       200,000   Alltel Corp. 7 3/4% due 5/17/05............ $   10,144,000
       750,000   Ameren Corp. 9 3/4% due 5/15/05............     20,962,500
     1,200,000   Centurytel Inc. 6 7/8% due 5/15/05.........     28,776,000
       626,200   Cinergy Corp. 9 1/2% due 2/16/05...........     40,483,830
       450,000   Dominion Resources Inc. 9 1/2% due 11/16/04     25,272,000
       986,700   DTE Energy Co. 8 3/4% due 8/16/05..........     25,506,195
       550,000   Duke Energy Corp. 8 1/4% due 5/18/04.......      8,140,000
       223,500   EIX Trust II Series B 8.60% due 10/29/29...      5,755,125
       500,000   FPL Group Inc. 8 1/2% due 2/16/05..........     28,860,000
       412,000   Keyspan Corp. 8 3/4% due 5/16/05...........     22,042,000
       775,000   Oneok Inc. 8 1/2% due 2/16/06..............     24,288,500
       500,000   Sempra Energy 8 1/2% due 5/17/05...........     14,600,000
       172,700   Southern Union Co. 5 3/4% due 8/16/05......     10,325,733
       400,000   TXU Corp. 8 3/4% due 11/16/05..............     14,648,000
       500,000   TXU Corp. 8 1/8% due 5/16/06...............     18,975,000
                                                             --------------
                 Total Preferred Stocks (Cost--$290,141,593)    298,778,883
                                                             --------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004


BONDS--39.2%
                                                        Ratings
                                               --------------------------
                                                                 Standard    Market
                                                                   and       Value
 Par Value    Company                            Fitch   Moody's  Poor's    (Note 1)
 ---------    -------                          --------- ------- -------- ------------

              [_] ELECTRIC--11.0%
$18,050,000   Comed Financing II
              8 1/2%, due 1/15/27............. Not Rated  Baa2     BBB    $ 20,886,251
  7,500,000   Commonwealth Edison Co.
              9 7/8%, due 6/15/20............. A-         A3       A-        8,308,718
 24,000,000   Dominion Resources Capital Trust
              7.83%, due 12/01/27............. Not Rated  Baa2     BBB-     27,047,328
  5,000,000   El Paso Electric Co., Series E
              9.40%, due 5/01/11.............. Not Rated  Baa3     BBB-      5,858,240
  5,000,000   Illinois Power Co.
              7 1/2%, due 7/15/25............. CCC+       B1       B         5,125,000
 15,825,000   Niagara Mohawk Power Corp.
              8 7/8%, due 5/15/07............. Not Rated  Baa3     A-       18,634,254
  5,000,000   Progress Energy Inc.
              7 3/4%, due 3/01/31............. BBB-       Baa2     BBB-      6,062,890
  9,000,000   PSEG Power LLC
              8 5/8%, due 4/15/31............. BBB+       Baa1     BBB      11,921,463
 22,750,000   Puget Capital Trust
              8.231%, due 6/01/27............. Not Rated  Ba1      BB       22,227,182
 25,000,000   Southern California Edison Co.
              8.00%, due 2/15/07.............. BBB+       Baa2     BBB      28,702,400
 13,000,000   Southern Co. Capital Trust II
              8.14%, due 2/15/27.............. Not Rated  Baa1     BBB+     15,144,129
 10,000,000   Virginia Electric & Power Co.
              8 5/8%, due 10/01/24............ Not Rated  A2       A-       10,702,250
 17,700,000   Virginia Electric & Power Co.
              8 1/4%, due 3/01/25............. Not Rated  A2       A-       19,251,688
                                                                          ------------
                                                                           199,871,793

              [_] GAS--4.5%
  5,000,000   KN Energy Inc.
              7 1/4%, due 3/01/28............. BBB        Baa2     BBB       5,720,150

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                   Ratings
                                          --------------------------
                                                            Standard   Market
                                                              and      Value
 Par Value    Company                       Fitch   Moody's  Poor's   (Note 1)
 ---------    -------                     --------- ------- -------- -----------
$10,000,000   Northern Border Partners LP
              8 7/8%, due 6/15/10........ BBB+       Baa2     BBB+   $12,243,720
 15,000,000   Panhandle Eastern
              8 5/8%, due 4/15/25........ BBB-       Baa3     BBB-    16,298,340
  6,488,000   Southern Union Co.
              7.60%, due 2/01/24......... BBB        Baa3     BBB      7,430,395
  8,850,000   Southern Union Co.
              8 1/4%, due 11/15/29....... BBB        Baa3     BBB     11,022,294
 10,000,000   TE Products Pipeline Co.
              7.51%, due 1/15/28......... Not Rated  Baa3     BBB     10,957,090
 15,500,000   Trans-Canada Pipeline
              9 1/8%, due 4/20/06........ Not Rated  A3       BBB+    17,614,526
                                                                     -----------
                                                                      81,286,515

              [_] TELECOMMUNICATION--8.2%
 15,000,000   AT&T Corporation
              8.35%, due 1/15/25......... BBB        Baa2     BBB     15,983,895
 22,000,000   British Telecom PLC
              8 3/8%, due 12/15/10....... A          Baa1     A-      27,229,928
  5,000,000   Centurytel Inc.
              6 7/8%, due 1/15/28........ BBB+       Baa2     BBB+     5,353,210
 10,000,000   Centurytel Inc.
              8 3/8%, due 10/15/10....... BBB+       Baa2     BBB+    12,117,130
 10,000,000   France Telecom
              7 3/4%, due 3/01/11........ BBB+       Baa2     BBB+    12,232,880
 13,250,000   GTE California Inc.
              8.07%, due 4/15/24......... AA         A1       A+      13,821,804
 17,625,000   GTE Corp.
              7.90%, due 2/01/27......... A+         A3       A+      19,878,339
  5,000,000   GTE North Inc., Series C
              7 5/8%, due 5/15/26........ AA         A1       A+       5,458,045
 12,243,000   TCI Communications Inc.
              8.65%, due 9/15/04......... BBB        Baa3     BBB     12,671,003
  4,314,000   Tritel PCS Inc.
              10 3/8%, due 1/15/11....... BBB        Baa2     BBB      5,137,292

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                                Ratings
                                                      ----------------------------
                                                                          Standard    Market
                                                                            and       Value
 Par Value    Company                                   Fitch    Moody's   Poor's    (Note 1)
 ---------    -------                                 --------- --------- -------- ------------
$10,500,000   Verizon Global Funding Corp.
              7 3/4%, due 12/01/30................... A+        A2          A+     $ 12,803,238
  5,000,000   Vodaphone Group PLC
              7 7/8%, due 2/15/30.................... A         A2          A         6,358,885
                                                                                   ------------
                                                                                    149,045,649

              [_] NON-UTILITY--15.5%
#15,000,000   American General Finance Corp.
              1.36%, due 5/28/04..................... A+        A1          A+       15,000,000
#50,000,000   Bear Stearns Companies Inc. Master Note
              1.212%, due 4/01/04.................... A+        A1          A        50,000,000
#25,000,000   Belford U.S. Capital Co. LLC
              1.07%, due 3/08/05..................... AAA       Not Rated   AAA      25,001,450
#25,000,000   CIT Group Inc.
              1.90%, due 4/08/04..................... A         A2          A        25,001,625
#25,000,000   Countrywide Home Loans Inc.
              1.19%, Series L, due 1/18/05........... A         A3          A        25,003,925
  7,361,000   Continental Cablevision Inc.
              9.50%, due 8/01/13..................... Not Rated Baa3        BBB       8,386,431
  8,000,000   Dayton Hudson Corp.
              9 7/8%, due 7/01/20.................... A         A2          A+       11,670,104
#20,000,000   General Electric Capital Corp.
              1.313%, due 5/14/04.................... Not Rated Aaa         AAA      20,005,540
#25,000,000   Household Finance Corp.
              1.47%, due 5/28/04..................... A         A1          A        25,016,750
#10,000,000   Liberty Lighthouse U.S. Capital Co. LLC
              1.16%, due 7/15/04..................... AAA       Not Rated   AAA      10,003,350
#25,000,000   Morgan Stanley Dean Witter & Co.
              1.45%, Series C, due 5/18/04........... AA-       Aa3         A+       25,014,900
#25,000,000   Salomon Smith Barney Holdings Inc.
              1.45%, Series K, due 5/07/04........... AA+       Aa1         AA-      25,007,200
#15,000,000   Sigma Finance Inc.
              1.20%, due 1/28/05..................... AAA       AAA         AAA      15,000,000
                                                                                   ------------
                                                                                    280,111,275
                                                                                   ------------
              Total Bonds (Cost--$688,397,913)....................................  710,315,232
                                                                                   ------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                                               Market
Par Value/                                                                     Value
  Shares                                                                      (Note 1)
-----------   -                                                             ------------
U.S. TREASURY OBLIGATION--0.1%
 $2,000,000   U.S. Treasury Bond
              10 3/4%, due 8/15/05......................................... $  2,257,580
                                                                            ------------
              Total U.S. Treasury Obligation (Cost--$2,394,375)............    2,257,580
                                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--11.5%
 25,000,000   Federal Home Loan Mortgage Corp.
              9%, due 11/15/13.............................................   26,132,125
120,000,000   Federal National Mortgage Assn.
              8 1/2%, due 5/26/05..........................................  125,690,880
#13,223,842   Overseas Private Investment Corp., Series A
              1 1/2%, due 12/16/06.........................................   13,223,842
 #8,408,828   Overseas Private Investment Corp., Series B
              1 1/2%, due 12/16/06.........................................    8,408,828
 #2,206,105   Overseas Private Investment Corp., Series C
              1 1/2%, due 12/16/06.........................................    2,206,105
   #910,147   Overseas Private Investment Corp., Series D
              1 1/2%, due 12/16/06.........................................      910,147
 #8,910,723   Overseas Private Investment Corp., Series E
              1 1/2%, due 12/16/06.........................................    8,910,723
 #4,418,734   Overseas Private Investment Corp., Series F
              1 1/2%, due 12/16/06.........................................    4,418,734
 #4,030,911   Overseas Private Investment Corp., Series G
              1 1/2%, due 12/16/06.........................................    4,030,911
 #2,904,433   Overseas Private Investment Corp., Series H
              1 1/2%, due 12/16/06.........................................    2,904,433
 #6,705,421   Overseas Private Investment Corp., Series I
              1 1/2%, due 12/16/06.........................................    6,705,421
 #2,903,447   Overseas Private Investment Corp., Series J
              1 1/2%, due 12/16/06.........................................    2,903,447
 #1,279,885   Overseas Private Investment Corp., Series K
              1 1/2%, due 12/16/06.........................................    1,279,885
                                                                            ------------
              Total U.S. Government Agency Obligations (Cost--$210,480,726)  207,725,481
                                                                            ------------

MONEY MARKET INSTRUMENTS--14.2%
#13,849,679   AIM STIC Liquid Assets Portfolio.............................   13,849,679
#34,090,000   Alpine Securitization Corp.
              1.03%, due 4/02/04...........................................   34,089,025
#50,000,000   Deutsche Bank Securities Inc. Repurchase Agreement,
              1.123%, dated 3/31/04, due 4/01/04, collateralized by
              $51,000,000 AHM 2003-1 A 1.49% CMO due 2/25/34...............   50,000,000

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                                           Market
Par Value/                                                                 Value
  Shares                                                                  (Note 1)
----------                                                               -----------
$30,000,000   General Electric Co.
              0.95%, due 4/01/04........................................ $30,000,000
#50,000,000   Greenwich Capital Markets Inc. Repurchase Agreement,
              1.143%, dated 3/31/04, due 4/01/04, collateralized by
              $527,805 BCF 1997-R1 WAC 144A CMO 1.943% due 3/25/37;
              $1,395,003 CCMSC 2000-FL1A F 144A CMO 3.55% due 12/12/13;
              $10,626,724 GSR 2003-1 A11 CMO 4.279% due 3/25/33;
              $6,106,635 HVMLT 2003-2 3A CMO 5.204% due 10/19/33;
              $3,687,745 RALI 2004-QS1 A2 CMO 1.64% due 1/25/34; and
              $28,489,411 SASC 2004-3 2A1 CMO 4.50% due 3/25/19.........  50,000,000
#19,191,254   Janus Institutional Cash Reserves Fund....................  19,191,254
#50,000,000   Nomura Securities International Inc. Repurchase Agreement,
              1.113%, dated 3/31/04, due 4/01/04, collateralized by
              $493,737 AMAC 2002-9 A2 CMO 5.75% due 12/25/32;
              $64,778 AMAC 2002-6 AX CMO 6.50% due 8/25/32;
              $246,051 AMAC 2003-5 A30 CMO 13.64% due 4/25/33;
              $788,205 ASC 1997-D4 PS1 1.305% due 4/14/29;
              $4,101,833 BOAA 2003-2 CB6 CMO 6.91% due 4/25/33;
              $225,972 CWHL 2002-16 1A14 CMO 6.50% due 9/25/32;
              $566,428 CWHL 2003-J3 1A2 CMO 6.36% due 5/25/33;
              $1,562,519 CWALT 2002-17 A6 CMO 6.96% due 1/25/33;
              $876,553 CWHL 2002-31 A11 CMO 6.00% due 1/25/33;
              $82,982 CWHL 2002-36 A1 CMO 6.00% due 1/25/33;
              $832,999 CSFB 2002-22 4X CMO 7.50% due 7/25/32;
              $3,329,111 CSFB 2003-27 4A23 CMO 2.85% due 11/25/33;
              $160,549 FNT 1999-2 4X CMO 6.50% due 4/25/29;
              $3,598,354 FHASI 2003-9 1A9 CMO 6.51% due 11/25/33;
              $163,784 GSR 2002-8F 3ABX CMO 6.50% due 9/25/32;
              $27,402 GSR 2002-6F 2A2 CMO 7.01% due 7/25/32;
              $111,029 GSR 2002-6F 2A8 CMO 6.71% due 7/25/32;
              $836,007 JPMCC 2003-C1 A1 CMO 4.275% due 1/12/37;
              $3,812,134 MASTR 2003-7 4A36 CMO 6.01% due 9/25/33;
              $2,966,537 MASTR 2003-2 2A7 CMO 7.01% due 3/25/18;
              $920,809 MASTR 2003-4 PO CMO 0% due 5/25/33;
              $1,182,100 MALT 2002-2 PO1 CMO 0% due 10/25/32;
              $1,142,221 MALT 2003-2 30PO CMO 0% due 3/25/33;
              $1,103,321 MALT 2003-3 2PO CMO 0% due 5/25/33;
              $2,124,902 MALT 2003-5 30PO CMO 0% due 8/25/33;
              $1,118,955 MSC 1999-WF1 A2 CMO 6.21% due 11/15/31;
              $385,051 MSDWC 2001-IQAA3 CMO 5.72% due 12/18/32;

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2004

                                                                                              Market
 Par Value/                                                                                   Value
   Shares                                                                                    (Note 1)
     ----------                                                                           --------------
                     $1,206,319 NAA 2003-A1 APO CMO 0% due 5/25/33;
                     $77,993 PNCMS 1999-5 2X CMO 6.75% due 7/25/29;
                     $1,847,585 PRIME 2003-1 A9 CMO 6.84% due 6/25/33;
                     $2,189,239 PHMS 1993-61 A14 CMO 20.765% due 12/25/08;
                     $762,801 RALI 2002-QS12 A3 CMO 6.91% due 9/25/32;
                     $64,278 RALI 2002-QS3 A11A CMO 6.96% due 3/25/32;
                     $3,130,714 RALI 2003-QS15 A5 CMO 5.50% due 8/25/33;
                     $186,959 RFMSI 2002-S19 A9 CMO 6.86% due 12/25/32;
                     $2,737,492 RFMSI 2003-S4 A11 CMO 6.46% due 3/25/33;
                     $837,547 SASC 2002-26 1A17 CMO 5.60% due 1/25/33;
                     $1,452,512 SASC 2003-1 1A7 CMO 5.25% due 2/25/18;
                     $349,318 WAMU 2002-S8 2A3 CMO 5.25% due 1/25/18;
                     $164,881 WAMU 2002-S7 4A2 CMO 6.00% due 11/25/32;
                     $2,440,328 WAMMS 2003-MS5 1A5 CMO 6.41% due 3/25/18;
                     $166,034 WFMBS 2002-18 1A6 CMO 6.00% due 12/25/32; and
                     $548,559 WFMBS 2002-18 2AIO CMO 0.639% due 12/25/32................. $   50,000,000
#$10,190,000........ Waterfront Funding Corp.
                     1.08%, due 4/01/04..................................................     10,190,000
                                                                                          --------------
                     Total Money Market Instruments (Amortized Cost--$257,305,206).......    257,319,958
                                                                                          --------------
CASH AND OTHER ASSETS LESS LIABILITIES (40.1%)...........................................   (726,922,073)
                                                                                          --------------
REMARKETED PREFERRED STOCK
  ($.001 par value per share; 100,000,000 shares authorized and 5,000 shares issued and
  outstanding; liquidation preference $100,000 per share)..............................     (500,000,000)
                                                                                          --------------
NET ASSETS APPLICABLE TO COMMON STOCK
  (equivalent to $8.25 per share of common stock based on 219,454,216 shares of common
  stock outstanding; authorized 250,000,000 shares)....................................   $1,810,826,309
                                                                                          ==============

# This security was purchased with the cash proceeds from securities loans. The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.
--------
(1)The market values for securities are determined as follows: Equity securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Fixed income securities and any other securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value.

Board of Directors

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Vice President and
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603

Independent Auditors

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                     DNP Select
                                                               Income Fund Inc.

                                                           First Quarter Report

                                                              March 31, 2004
[Artwork]